Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sharlene P. Abrams, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Opsware Inc. on Form 10-K for the fiscal year ended January 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Opsware Inc.

Date: April 15, 2004

By:	/s/ SHARLENE P. ABRAMS
Name:	Sharlene P. Abrams
Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.